BMT Investment Funds
BMT Multi-Cap Fund
Supplement dated January 24, 2018
To the Statement of Additional Information dated July 21, 2017
This Supplement updates the Statement of Additional Information (the "SAI") for the BMT Multi-Cap Fund, a series of BMT Investment Funds (the "Trust").  Effective January 24, 2018, Jennifer Dempsey Fox has been appointed President and Principal Executive Officer of the Trust.  The Trustees and Officers table on page 26 of the SAI has been updated to reflect Ms. Fox's appointment and to reflect that Francis J. Leto no longer serves in such positions.  Information regarding Ms. Fox is set forth below.

Name, Address* and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Jennifer Dempsey Fox Age: 47	President and Principal Executive Officer	Since 2018
President, Bryn Mawr Trust Company Wealth Management Division (2017 to present) and President, BMT Investment Advisers (since January 2018); Executive Vice President and Chief Wealth Strategist, PNC Asset Management Group (2011 to 2017).